                                SALES CONTRACT



SOLD TO:            SEATTLE FILMWORKS
                    1260 16th Avenue West
                    Seattle, WA  98119-3401


CONTRACT PERIOD:    October 1, 1995 - September 30, 1998


PRODUCTS:           Agfa Color Negative Paper
                    Agfa Color Negative Film
                    Agfa Chemistry
                    Agfa Equipment

ATTACHMENTS:        A, B, C, D


     This Agreement or order is subject to the terms and conditions set forth on the front and back hereof.

     All orders received shall be subject to credit approval. Likewise, all Agreements or orders shall not be considered binding or valid until accepted by a Vice President of Agfa Division, Bayer Corporation (hereinafter "Agfa") at its principle office in New Jersey.

     All accounts will be reviewed after six months. If Buyer's purchases are not at the level forecasted herein, pricing will revert to the appropriate price group, and Agfa Division, Bayer Corporation will issue corrected invoices reflecting the appropriate pricing.

     Accepted                          Agfa Division of
                                       Bayer Corporation


Dated: August 18, 1995                 Dated: August 18, 1995
      --------------------------             ---------------------------
By:/s/ Case H. Kuehn                   By:/s/ Hans R. Thieme
   -----------------------------          ------------------------------
Print Name: Case H. Kuehn              Print Name: Hans R. Thieme
           ---------------------                  ----------------------
Title: V.P. Treasurer and C.F.O.       Title: Sr V.P.
           ---------------------             ---------------------------

[Note: Confidential portions of this document have been omitted (such portions being marked by brackets) and have been filed separately with the Securities and Exchange Commission.]

                                 TERMS AND CONDITIONS


General
- -------

     1. Prices are exclusive of taxes which, if applicable, will be shown separately on the invoice.

     2. The minimum acceptable order is [$___] at net billing prices and only items contained herein may be used to meet the [$___] minimum order requirement. Seller may change the minimum acceptable order at any time during the term of this Agreement.

     3. All orders received shall be subject to credit approval. Likewise, all agreements or orders shall not be considered binding or valid until accepted by a vice president of Agfa Division, Bayer Corporation (hereinafter "Agfa") at its principle office in New Jersey.

     4. No drop shipments will be made.

     5. It is agreed that any trademarks, trade names, trade dress and original packaging of Agfa Division, Bayer Corporation, and/or the affiliates shall not be used improperly.

     6. In the event of any clerical or mathematical error, Agfa is hereby authorized to and reserves the right to correct such errors.

     7. Agfa reserves the right to add late charges on any past due amount equivalent to the greater of [___] percent or the maximum allowed by local statutes.

     8. No deductions or setoffs may be made from any statement or invoice for any reason without prior written authorization from Agfa. Any unauthorized deduction shall be of no effect and shall be null and void.

     9. The resale of Agfa product to a reseller not owned by Buyer is prohibited in this agreement.

Transportation
- --------------

     All shipments will be made F.O.B. [_________________]. Transportation charges will be prepaid on each order totaling

$[___] or more, except where indicated, at net billing prices shown in current catalogs, provided such order calls for a single

[Note: Confidential portions of this document have been omitted (such portions being marked by brackets) and have been filed separately with the Securities and Exchange Commission.]

shipment to one destination. If an order totals less than $[___], transportation charges will be added to the invoice. All shipments will be made by surface transportation by carriers of Agfa's choice in accordance with Agfa's standard transportation policy. If shipment is made by other means, in accordance with the instructions of the customer, transportation charges will be added to the invoice with no freight allowance, regardless of the amount of the order. Seller may change this transportation minimum at any time during the term of this agreement.

Transportation for Equipment Only
- ---------------------------------

     All shipments will be made F.O.B. [_________________] with transportation charges to be billed to customer in accordance with Conditions of Sale on the Agfa lab equipment purchase order.

Damages, Shortages and Errors
- -----------------------------

     Inasmuch as all shipments are receipted by the delivering carrier as being in good order, all shipments must be checked immediately on arrival for damage and carton count. If outside damage and/or shortage of carton count, note on Bill of Lading before signing carrier receipt and file claim at once with delivering carrier.

     If concealed (inside) damage, file claim with delivering carrier within 15 working days of receipt of merchandise. Request inspection by delivering carrier and obtain inspection report. If shortages (inside carton) and/or error in shipment, notify Agfa Division, Bayer Corporation within 48 hours of day merchandise was received.

Returns
- -------

     No returns will be accepted without a prior written authorization form from Agfa Division, Bayer Corporation which will set forth the terms of such returns. Prepaid returns may be required in cases where Agfa Division, Bayer Corporation is free from fault. It is recommended that parcel post shipments be insured.

Returns for Equipment shall be in accordance with Conditions of Sale on the Agfa
- ---------------------
lab equipment purchase order.

[Note: Confidential portions of this document have been omitted (such portions being marked by brackets) and have been filed separately with the Securities and Exchange Commission.]

Terms of Payment
- ----------------

     Subject to Credit Department approval and unless otherwise specified, terms of payment shall be [__]% [__] days [___], net [__] days [___]. No cash discount will be allowed where an account is past due. All remittances should be made to Agfa Division, Bayer Corporation at the address shown on the monthly statement.

Terms of Payment for Equipment shall be in accordance with the Conditions of
- ------------------------------
Sale on the Agfa lab equipment purchase order.

Force Majeure
- -------------

     The nonperformance of Agfa Division, Bayer Corporation of its obligations to deliver any merchandise ordered hereunder shall be excused if such nonperformance is occasioned by any strike or any other labor trouble, flood, fire, accident or any other casualty, act of God, war, governmental restrictions, shortage or inability to obtain raw materials, damage by the elements, failure of equipment or other cause of like or unlike nature beyond the control of Agfa Division, Bayer Corporation. Agfa Division, Bayer Corporation may, in the exercise of reasonable discretion, discontinue shipments to any account, revoke or modify any provisions in this agreement or allocate distribution of any of its products.

Warranty
- --------

     All sales are without warranty of any kind, express or implied including, but not limited to, any warranty of merchantability or fitness for a particular purpose. Agfa's liability is limited to the replacement of products defective in manufacture, labeling, or packaging. In no event shall Agfa Division, Bayer Corporation or its parent, subsidiary or affiliated companies be liable for special or indirect, or consequential damages arising out of any sale or subsequent handling of any product, even where such damages are caused by negligence of Agfa Division, Bayer Corporation or that of its parent, subsidiary or affiliated companies. Warranty for photofinishing equipment shall be in accordance with Conditions of Sale on the Agfa Division, Bayer Corporation lab equipment purchase order.

Assurances
- ----------

     Whenever, in the reasonable judgment of Seller, there exists the possibility that Buyer is unwilling or unable to perform fully its obligations under this agreement, the Seller shall be entitled to demand of Buyer further assurances of due performance as Seller shall reasonably deem proper. If Buyer fails to provide reasonable assurances under this paragraph, Seller may ship goods C.O.D. or terminate this agreement without further liability to Buyer.

Security Interest
- -----------------

     Agfa Division, Bayer Corporation shall retain and the Buyer hereby grants Agfa a purchase money security interest in all equipment and good and their proceeds until all moneys due hereunder are paid in full. Customer shall perform all acts necessary to protect Agfa's security interest. Agfa may file this Agreement or a copy of its as a financing statement.

Strict Compliance
- -----------------

     The waiver of strict compliance or performance of any of the terms of this Agreement or of any breach thereof on the part of Seller shall not be held or deemed to be a waiver of any subsequent failure to comply strictly with, or perform the same or any other term or condition of this Agreement, or of any breach thereof.

Applicable Law
- --------------

     The interpretation, instruction, performance, and/or enforcement of this document shall be governed by the laws of the State of New Jersey. Should any provision herein be held invalid or unenforceable as written by court of competent jurisdiction, said provision, along with the remainder of the Agreement, shall nonetheless be enforceable to the extent allowable under applicable law.

Entire Agreement
- ----------------

     All previous understanding and commitments, oral or written, made between the parties hereto are merged in this Agreement, which represents the entire Agreement between the parties hereto relating to the subject matter hereof. Except as otherwise stated herein, no amendment or change hereof shall be effective or binding upon the parties hereto unless reduced to writing and signed by both Seller and Buyer. In the event of any conflict between the terms of this Agreement and the terms of any purchase order, the terms hereof shall prevail.

Equipment
- ---------

     All purchases and leases of equipment must be accompanied by an Agfa lab equipment purchase order.

Termination
- -----------

     The Seller reserves the right, among other remedies, to either cancel this contract or suspend further deliveries under it in the event Buyer fails to pay for any one shipment when same becomes due. Should Buyer's financial responsibility become unsatisfactory to Seller, cash payments or satisfactory security may be required by Seller.

Prices
- ------

     This contract is firm and not renegotiable during its term. Prices, as stated on the front hereof, shall remain in effect for the period of the contract unless:

     1. There is a significant change in the Seller's cost beyond Seller's control.

     2. The price in the market increases by three percent or more. In either event, prices are guaranteed for a minimum of 90 days from the date of this contract. Thirty days written notice must be provided before a price change becomes effective.

Confidentiality
- ---------------

     It is understood that the terms of this Agreement shall be kept confidential between the parties herein and shall be disclosed only as required to lenders, counsel, auditors or others having legitimate business interest in the contents hereof. Buyer shall not, without Seller's permission, reveal any confidential information or trade secrets regarding Seller's products, business or methods of operation learned by Buyer during the term of this Agreement.

     Effective April 1995.

[Note: Confidential portions of this document have been omitted (such portions being marked by brackets) and have been filed separately with the Securities and Exchange Commission.]

                   Seattle FilmWorks Sales Contract Addendum
                   -----------------------------------------



     1. Period:  October 1, 1995 to September 30, 1998.
        ------

     2. Products/Pricing:
        ----------------

     *  Paper:
        -----
        -      Invoice Price  $[____]/ft/2/
        -      Projected min. [_________]/ft/2/ or 100% of SFW's requirements

     *  Film:
        ----
        -      Projected min. [__________] running meters
               ISO 100 135 invoice price $[____]/RM [________] RM est.
               ISO 200 135 invoice price $[____]/RM [________] RM est.
               ISO 400 135 invoice price $[____]/RM [________] RM est.

        -      Projected min. [________] 135-20 rolls in bulk:
               ISO 200 invoice price $[___]/ea. [_________] rolls est. ISO 400 invoice price $[___]/ea. [_________] rolls est.

     *  Chemistry:
        ---------
        -      100% of SFW's requirements
        -      Invoice Price see Attachment A

     *  Equipment:
        ---------
        - SFW will be entitled to purchase [___ (_)] MSP [_______] and [__(_)] Labomater [__] as specified in the enclosed price quotes - Attachments B and C.

     *  Prices:
        ------
        -      The above prices are valid through 9/30/96.

     *  Free Goods:
        ----------

        - SFW will be entitled to [___] million sq. ft of free color negative paper based on [___] million sq. ft purchased during the contract period. This equals [____]% to be released on a quarterly basis based on the number of sq. ft purchased during the previous quarter. SFW will determine the sizes and surfaces of such free goods.

[Note: Confidential portions of this document have been omitted (such portions being marked by brackets) and have been filed separately with the Securities and Exchange Commission.]

     3.   Pricing Review:  Both parties agree to a pricing review upon each
          --------------
anniversary date of this agreement.

     In view of the constant, rapidly rising costs of pulp, plastics and other raw material costs for producing paper, film and chemistry, Agfa will seek an annual price increase of at least [___]% to compensate for such inflationary costs. The adjustment could, however, be more depending on general price increases in the marketplace.

     Agfa will propose a proper raw material indexing system as a basis for future price adjustments.

     Should both parties not come to terms upon the price adjustments by the anniversary date, either SFW or Agfa can cancel the contract for either paper, film or chemistry or all with [__] days notice. In such an event, Agfa agrees to ship product at the original price in reasonable quantities for [__] days from date of cancellation. Price re-negotiations can also occur should SFW deviate significantly from the projected volumes.

     In case of extraordinary circumstances, such as rampant inflation of related costs beyond seller's control, seller can require renegotiations at any time and the aforementioned exit clause will also apply.

     4.   Terms of Payment:  Net [___] days [___].
          ----------------

     5.   Terms and Conditions:  See Attachment D.
          --------------------

     6. This contract supersides any previous agreement, understandings or commitments.

[Note: Confidential portions of this document have been omitted (such portions being marked by brackets) and have been filed separately with the Securities and Exchange Commission.]



                                                           ATTACHMENT A

==================================================================================================================================
                                                        SEATTLE FILM WORKS
- ----------------------------------------------------------------------------------------------------------------------------------
                                                       New Chemical Pricing
- ----------------------------------------------------------------------------------------------------------------------------------
Product                                                                                                       Invoice
 Code       Product Name         Description                             Size               Makes              Price
- ----------------------------------------------------------------------------------------------------------------------------------
B3C12       94 CDS               RA-4 DEVELOPER STARTER CONC.            1 GAL.              33 GAL.          [$____]
- ----------------------------------------------------------------------------------------------------------------------------------
B1FJD       94 CDJ PT. A         RA-4 DEVELOPER REGENERATOR PT. A         60 L.           1,371 GAL.          [$____]
- ----------------------------------------------------------------------------------------------------------------------------------
B20TQ       94 CDJ PT. B         RA-4 DEVELOPER REGENERATOR PT. B         60 L.           1,371 GAL.          [$____]
- ----------------------------------------------------------------------------------------------------------------------------------
B1GAK       94 CDJ PT. C         RA-4 DEVELOPER REGENERATOR PT. C         60 L.             619 GAL.          [$____]
- ----------------------------------------------------------------------------------------------------------------------------------
B3S54       94 CDLR PT. A        RA-4 DEVELOPER REPLENISHER PT. A       75 GAL.              75 GAL.          [$____]
- ----------------------------------------------------------------------------------------------------------------------------------
B3S66       94 CDLR PT. B        RA-4 DEVELOPER REPLENISHER PT. B       75 GAL.              75 GAL.          [$____]
- ----------------------------------------------------------------------------------------------------------------------------------
B3S78       94 CDLR PT. C        RA-4 DEVELOPER REPLENISHER PT. C       75 GAL.              75 GAL.          [$____]
- ----------------------------------------------------------------------------------------------------------------------------------
B3TSJ       94 CDLR PTS. A-C     RA-4 DEVELOPER REPLENISHER             25 GAL.              25 GAL.          [$____]
- ----------------------------------------------------------------------------------------------------------------------------------
B3S8B       94 BXMR PTS. A&C     RA-4 BLEACH FIX REPLENISHER            25 GAL.              25 GAL.          [$____]
- ----------------------------------------------------------------------------------------------------------------------------------
B3S9D       94 BXMR PTS. B       RA-4 BLEACH FIX REPLENISHER            25 GAL.              25 GAL.          [$____]
- ----------------------------------------------------------------------------------------------------------------------------------
B28E6       94 LIGHT BLJ         RA-4 LIGHT BLEACH REGENERATOR           300 L.              97 GAL.          [$____]
- ----------------------------------------------------------------------------------------------------------------------------------
B28F8       94 LIGHT BLJ         RA-4 LIGHT BLEACH REGENERATOR         1,000 L.             322 GAL.          [$____]
- ----------------------------------------------------------------------------------------------------------------------------------
S9YMY       SC94 SBR             SOLID PAPER STABILIZER                  100 L.            26.4 GAL.          [$____]
- ----------------------------------------------------------------------------------------------------------------------------------


==================================================================================================================================
                                                        SEATTLE FILM WORKS
- ----------------------------------------------------------------------------------------------------------------------------------
                                                       New Chemical Pricing
- ----------------------------------------------------------------------------------------------------------------------------------
Product                                                                                                       Invoice
 Code       Product Name         Description                             Size               Makes              Price
- ----------------------------------------------------------------------------------------------------------------------------------
BQDBT       70 CDLR PT. A        C-41 DEVELOPER LOW REPLENISHER          300 L.            79.3 GAL.          [$____]
- ----------------------------------------------------------------------------------------------------------------------------------
BQDCV       70 CDLR PT. B&C      C-41 DEVELOPER LOW REPLENISHER          300 L.            79.3 GAL.          [$____]
- ----------------------------------------------------------------------------------------------------------------------------------
BRE5V       70 BL CONC.          C-41 BLEACH CONCENTRATE                15 GAL.             267 GAL.          [$____]
- ----------------------------------------------------------------------------------------------------------------------------------
B3ZXK       70 LIGHT BLJ         C-41 LIGHT BLEACH REGENERATOR           210 L.           1,003 GAL.          [$____]
- ----------------------------------------------------------------------------------------------------------------------------------
BRE94       FX UNIV.             UNIVERSAL FIXER CONCENTRATE            15 GAL.                 VAR.          [$____]
- ----------------------------------------------------------------------------------------------------------------------------------
BIY14       70 FI                C-41 FINAL BATH REPLENISHER            75 GAL.              75 GAL.          [$____]
- ----------------------------------------------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------------------------------------------
BWA8S       44 FDR-AR            E-6 FIRST DEVELOPER REPLENISHER         5 GAL.              25 GAL.          [$____]
- ----------------------------------------------------------------------------------------------------------------------------------
BWA9U       44 RE-AR             E-6 REVERSAL BATH REPLENISHER           5 GAL.             100 GAL.          [$____]
- ----------------------------------------------------------------------------------------------------------------------------------
BWBAY       44 CDR-AR PT. A      E-6 COLOR DEVELOPER REPL. PT. A         5 GAL.              25 GAL.          [$____]
- ----------------------------------------------------------------------------------------------------------------------------------
BWBB1       44 CDR-AR PT. B      E-6 COLOR DEVELOPER REPL. PT. B         5 GAL.              25 GAL.          [$____]
- ----------------------------------------------------------------------------------------------------------------------------------
BWBC3       44 BC-AR             E-6 BLEACH CONDITIONER REPLENISHER      5 GAL.              25 GAL.          [$____]
- ----------------------------------------------------------------------------------------------------------------------------------
BWB9Y       44 BLR-AR            E-6 BLEACH REPLENISHER                  5 GAL.               5 GAL.          [$____]
- ----------------------------------------------------------------------------------------------------------------------------------
B12YD       44 FI-AR             E-6 FINAL BATH REPLENISHER              5 GAL.             500 GAL.          [$____]
- ----------------------------------------------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------------------------------------------
BZXVG       73 CDR               CN-16Q DEVELOPER REPLENISHER             40 L.            10.6 GAL.          [$____]
- ----------------------------------------------------------------------------------------------------------------------------------
BZXWJ       73 BLR               CN-16Q BLEACH REPLENISHER                 8 L.             2.1 GAL.          [$____]



==================================================================================================================================
                                                        SEATTLE FILM WORKS
- ----------------------------------------------------------------------------------------------------------------------------------
                                                       New Chemical Pricing
- ----------------------------------------------------------------------------------------------------------------------------------
Product                                                                                                       Invoice
 Code       Product Name         Description                             Size               Makes              Price
- ----------------------------------------------------------------------------------------------------------------------------------
BZXXL       73 FXR               CN-16Q FIXER REPLENISHER                 24 L.             6.3 GAL.          [$____]
- ----------------------------------------------------------------------------------------------------------------------------------
BZZSJ       73 SBR               CN-16Q STABILIZER REPLENISHER            40 L.            10.6 GAL.          [$____]
==================================================================================================================================


[Note: Confidential portions of this document have been omitted (such portions being marked by brackets) and have been filed separately with the Securities and Exchange Commission.]

                                 ATTACHMENT B

MSP  [         ] AUTOMATIC PRINTER
- ----------------------------------

[$________] each

Shipping and handling [$_____] (FOB [________)]
Terms:  Net [___] days [___]
This quote is valid for 30 days.
Subject to credit approval.
PRODUCT SPECIFICATIONS - AS STATED IN MSP PRODUCT LITERATURE


INCLUDES:
- --------



[______________________________]

OPTIONAL ACCESSORIES:
- ---------------------------

       PAPER MAGAZINES                             $    [_____]
       110, 126 FILM GUIDES                             [_____]
       MIRROR BOX                                       [_____]
*      MSP-URS CONVERSION KIT                           [_____]
       URS DECKS                                        [_____]
       URS SOFT MIRROR BOX                              [_____]
*      GREETING CARDS                                   [_____]
       EXTENDED DX & FNS                                [_____]
*      INK JET BACK PRINTER                             [_____]
*      TRI PRINT                                        [_____]
       AUTOMATIC 1/2 FRAME                              [____] FACTORY INSTALLED
       MANUAL 1/2 FRAME                                 [_____]
*      WALLET PRINTS FOR REPRINT                        [_____]
       BORDER PRINTS                                    [_____]
*      BLACK & WHITE                                    [_____]
*      PANORAMIC KIT (3.5" x 10")                       [_____]
*      DUAL FILM TAKE UP (USE CORES)                    [_____]
       DUAL PAPER SYSTEM                                [____] FACTORY INSTALLED

Note:
* Panoramic Kit: The 10" paper deck can not make a 3.5" paper advance such as 3.5" x 3.5" 126 or manual half frame 5" x 3.5".
*      Installation additional on conversion kits.

[Note: Confidential portions of this document have been omitted (such portions being marked by brackets) and have been filed separately with the Securities and Exchange Commission.]


                                 ATTACHMENT C


LABOMATOR[                  ] 4" PAPER PROCESSING
- -------------------------------------------------

[______________________________________________]

[$_______] each


INCLUDES:
- --------



[____________________]

Shipping and handling [$_____] (FOB [________)]
Terms:  Net [__] days [___]
This quote is valid for 30 days.
SUBJECT TO CREDIT APPROVAL.
PRODUCT SPECIFICATIONS - AS STATED IN LAB H PRODUCT LITERATURE

[Note: Confidential portions of this document have been omitted (such portions being marked by brackets) and have been filed separately with the Securities and Exchange Commission.]


                                 ATTACHMENT D

                             TERMS AND CONDITIONS
                             --------------------


General
- -------


     1. Prices are exclusive of taxes which, if applicable, will be shown separately on the invoice.

     2. The minimum acceptable order is $[___] at net billing prices and only items contained herein may be used to meet the $[___] minimum order requirement. Seller may change the minimum acceptable order at any time during the term of this Agreement.

     3. All orders received shall be subject to credit approval. Likewise, all agreements or orders shall not be considered binding or valid until accepted by a vice president of Agfa Division, Bayer Corporation (hereinafter "Agfa") at its principle office in New Jersey.

     4. No drop shipments will be made.

     5. It is agreed that any trademarks, trade names, trade dress and original packaging of Agfa Division, Bayer Corporation, and/or the affiliates shall not be used improperly.

     6. In the event of any clerical or mathematical error, Agfa is hereby authorized to and reserves the right to correct such errors.

     7. Agfa reserves the right to add late charges on any past due amount equivalent to the greater of [___] percent or the maximum allowed by local statutes.

     8. No deductions or setoffs may be made from any statement or invoice for any reason without prior written authorization from Agfa. Any unauthorized deduction shall be of no effect and shall be null and void.

     9. The resale of Agfa product to a reseller not owned by Buyer is prohibited in this agreement.

Transportation
- --------------

     All shipments will be made F.O.B. [_________________]. Transportation charges will be prepaid on each order totaling

[Note: Confidential portions of this document have been omitted (such portions being marked by brackets) and have been filed separately with the Securities and Exchange Commission.]

$[____] or more, except where indicated, at net billing prices shown in current catalogs, provided such order calls for a single shipment to one destination. If an order totals less than $[____], transportation charges will be added to the invoice. All shipments will be made by surface transportation by carriers of Agfa's choice in accordance with Agfa's standard transportation policy. If shipment is made by other means, in accordance with the instructions of the customer, transportation charges will be added to the invoice with no freight allowance, regardless of the amount of the order. Seller may change this transportation minimum at any time during the term of this agreement.

Transportation for Equipment Only
- ---------------------------------

     All shipments will be made F.O.B. [________________] with transportation charges to be billed to customer in accordance with Conditions of Sale on the Agfa lab equipment purchase order.

Damages, Shortages and Errors
- -----------------------------

     Inasmuch as all shipments are receipted by the delivering carrier as being in good order, all shipments must be checked immediately on arrival for damage and carton count. If outside damage and/or shortage of carton count, note on Bill of Lading before signing carrier receipt and file claim at once with delivering carrier.

     If concealed (inside) damage, file claim with delivering carrier within 15 working days of receipt of merchandise. Request inspection by delivering carrier and obtain inspection report. If shortages (inside carton) and/or error in shipment, notify Agfa Division, Bayer Corporation within 48 hours of day merchandise was received.

Returns
- -------

     No returns will be accepted without a prior written authorization form from Agfa Division, Bayer Corporation which will set forth the terms of such returns. Prepaid returns may be required in cases where Agfa Division, Bayer Corporation is free from fault. It is recommended that parcel post shipments be insured.

Returns for Equipment shall be in accordance with Conditions of Sale on the Agfa
- ---------------------
lab equipment purchase order.

[Note: Confidential portions of this document have been omitted (such portions being marked by brackets) and have been filed separately with the Securities and Exchange Commission.]

Terms of Payment
- ----------------

     Subject to Credit Department approval and unless otherwise specified, terms of payment shall be [__]% [__] days [___], net [__] days [___]. No cash discount will be allowed where an account is past due. All remittances should be made to Agfa Division, Bayer Corporation at the address shown on the monthly statement.

Terms of Payment for Equipment shall be in accordance with the Conditions of
- ------------------------------
Sale on the Agfa lab equipment purchase order.

Force Majeure
- -------------

     The nonperformance of Agfa Division, Bayer Corporation of its obligations to deliver any merchandise ordered hereunder shall be excused if such nonperformance is occasioned by any strike or any other labor trouble, flood, fire, accident or any other casualty, act of God, war, governmental restrictions, shortage or inability to obtain raw materials, damage by the elements, failure of equipment or other cause of like or unlike nature beyond the control of Agfa Division, Bayer Corporation. Agfa Division, Bayer Corporation may, in the exercise of reasonable discretion, discontinue shipments to any account, revoke or modify any provisions in this agreement or allocate distribution of any of its products.

Warranty
- --------

     All sales are without warranty of any kind, express or implied including, but not limited to, any warranty of merchantability or fitness for a particular purpose. Agfa's liability is limited to the replacement of products defective in manufacture, labeling, or packaging. In no event shall Agfa Division, Bayer Corporation or its parent, subsidiary or affiliated companies be liable for special or indirect, or consequential damages arising out of any sale or subsequent handling of any product, even where such damages are caused by negligence of Agfa Division, Bayer Corporation or that of its parent, subsidiary or affiliated companies. Warranty for photofinishing equipment shall be in accordance with Conditions of Sale on the Agfa Division, Bayer Corporation lab equipment purchase order.

Assurances
- ----------

     Whenever, in the reasonable judgment of Seller, there exists the possibility that Buyer is unwilling or unable to perform fully its obligations under this agreement, the Seller shall be entitled to demand of Buyer further assurances of due performance as Seller shall reasonably deem proper. If Buyer fails to provide reasonable assurances under this paragraph, Seller may ship goods C.O.D. or terminate this agreement without further liability to Buyer.

Security Interest
- -----------------

     Agfa Division, Bayer Corporation shall retain and the Buyer hereby grants Agfa a purchase money security interest in all equipment and good and their proceeds until all moneys due hereunder are paid in full. Customer shall perform all acts necessary to protect Agfa's security interest. Agfa may file this Agreement or a copy of its as a financing statement.

Strict Compliance
- -----------------

     The waiver of strict compliance or performance of any of the terms of this Agreement or of any breach thereof on the part of Seller shall not be held or deemed to be a waiver of any subsequent failure to comply strictly with, or perform the same or any other term or condition of this Agreement, or of any breach thereof.

Applicable Law
- --------------

     The interpretation, instruction, performance, and/or enforcement of this document shall be governed by the laws of the State of New Jersey. Should any provision herein be held invalid or unenforceable as written by court of competent jurisdiction, said provision, along with the remainder of the Agreement, shall nonetheless be enforceable to the extent allowable under applicable law.

Entire Agreement
- ----------------

     All previous understanding and commitments, oral or written, made between the parties hereto are merged in this Agreement, which represents the entire Agreement between the parties hereto relating to the subject matter hereof. Except as otherwise stated herein, no amendment or change hereof shall be effective or binding upon the parties hereto unless reduced to writing and signed by both Seller and Buyer. In the event of any conflict between the terms of this Agreement and the terms of any purchase order, the terms hereof shall prevail.

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

Equipment
- ---------

     All purchases and leases of equipment must be accompanied by an Agfa lab equipment purchase order.

Termination
- -----------

     The Seller reserves the right, among other remedies, to either cancel this contract or suspend further deliveries under it in the event Buyer fails to pay for any one shipment when same becomes due. Should Buyer's financial responsibility become unsatisfactory to Seller, cash payments or satisfactory security may be required by Seller.

Prices
- ------

     This contract is firm and not renegotiable during its term. Prices, as stated on the front hereof, shall remain in effect for the period of the contract unless:

     1. There is a significant change in the Seller's cost beyond Seller's control.

     2. The price in the market increases by three percent or more. In either event, prices are guaranteed for a minimum of 90 days from the date of this contract. Thirty days written notice must be provided before a price change becomes effective.

Confidentiality
- ---------------

     It is understood that the terms of this Agreement shall be kept confidential between the parties herein and shall be disclosed only as required to lenders, counsel, auditors or others having legitimate business interest in the contents hereof. Buyer shall not, without Seller's permission, reveal any confidential information or trade secrets regarding Seller's products, business or methods of operation learned by Buyer during the term of this Agreement.

     Effective April 1995.

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